Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Gene Engineer Corp. (the “Company”) on Form 10-K for the year ended October 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ming Lin, Principal Executive Officerof the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, thatto my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 15, 2017	By:	/s/ Ming Lin
Ming Lin Chief Executive Officer (Principal Executive Officer)